UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT MANAGEMENT SERIES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2015

Item 1. Report to Stockholders.

[Calvert Tax-Free Bond Fund Semi-Annual Report to Shareholders]

[Calvert Unconstrained Bond Fund Semi-Annual Report to Shareholders]

Calvert Tax-Free Bond Fund (Calvert Tax-Free Responsible Impact Bond Fund)

Semi-Annual Report June 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President’s Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
13	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.
With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 5

Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

6 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

PORTFOLIO MANAGEMENT DISCUSSION

Thomas Dailey Vice President and Portfolio Manager
Performance
For the six-month period ended June 30, 2015, the Calvert Tax-Free Bond Fund (Class A shares at NAV) declined 0.52 percent. Its benchmark, the Barclays Municipal Bond Index, increased 0.11 percent and the Lipper General & Insured Municipal Debt Funds Average declined 0.18 percent for the same period. The Fund’s underweight position to lower quality bonds detracted from relative performance.
Investment Process
The Fund seeks to earn the highest level of interest income, exempt from federal income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund. Under normal market conditions, at least 80 percent of the income from the Fund will be exempt from federal income tax. The Fund typically invests at least 65 percent of its net assets in investment-grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase.
Fund name change
On July 15, the Fund changed its name from Calvert Tax-Free Bond Fund to Calvert Tax-Free Responsible Impact Bond Fund. The Fund also restructured its expenses to result in a reduction in net fund operating expenses through April 2017. Please see the July 1, 2015 supplement to the Fund’s prospectus included toward the end of this shareholder report.

CALVERT TAX-FREE BOND FUND

JUNE 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 6/30/15	12 MONTHS ENDED 6/30/15
Class A	-0.52%	1.49%

Barclays Municipal Bond Index	0.11%	3.00%

Lipper General & Insured Municipal Debt Funds Average	-0.18%	3.03%

ECONOMIC SECTORS		% OF TOTAL INVESTMENTS
Health/Hospital		13.3%
Higher Education		14.8%
Housing		3.4%
Industrial Development Revenue/Pollution Control Revenue		7.2%
Local General Obligation		26.1%
Other Revenue		2.7%
Prerefunded/Escrow to Maturity		2.6%
Resource Recovery		3.3%
Special Tax		2.9%
State General Obligation		8.7%
Transportation		5.6%
Water & Sewer		9.4%
Total		100.0%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charges.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 7

We believe the Fund’s new name better reflects the Fund’s increased focus on securities that both meet its fundamental investment criteria and contribute to the long-term viability of the communities in which the Fund invests. These community impact bonds include investments that support affordable housing, put a priority on educational resources, and provide assistance to children, the elderly, and veterans, among others. In evaluating municipal bonds for purchase, the Fund also considers the environmental, social, and governance impact, and how essential the underlying project is to the community.
We believe that layering these responsible investing factors over our fundamental credit analysis achieves a critical level of due diligence that helps identify potential risks as we seek to generate appropriate risk-adjusted return opportunities for our shareholders.
In this environment of increasing taxes, we believe tax-exempt municipal bonds offer compelling value. The ratio of longer-term muni rates to Treasury rates remains over 100 percent, even before taking into consideration the taxable equivalent yield. In light of changing demographics and increasing life expectancies, munis are a great fit for the impending surge of retirees seeking stable and dependable sources of tax-free income, with the added benefit of having a long-term positive impact on their communities.
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our longer-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and non-financial fundamental analysis into our evaluation process.

CALVERT TAX-FREE BOND FUND
JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(WITH MAX LOAD)
Six month*		-4.17%
One year		-2.32%
Five year		2.50%
Ten year		2.50%

EFFECTIVE DURATION
	6/30/15	12/31/14
	4.42 years	4.38 years

MONTHLY DIVIDEND YIELD
	6/30/15	12/31/14
	2.71%	2.83%

SEC YIELD
	30 DAYS ENDED
	6/30/15	12/31/14
	1.74%	1.71%

* Total Return is not annualized for periods of less than one year.

Market Review
Despite improvement in the labor market throughout the first half of 2015, economic data continued to show a slowdown in manufacturing, declining business spending, unimpressive retail sales, and a mixed housing picture. Equity markets retreated late in the first quarter as worrisome economic data was seen as a stronger threat to economic growth than future higher interest rates. However, economists cited severe weather and disruption at West Coast ports as factors in the weak manufacturing output and a strong dollar was the catalyst for softer exports and weaker U.S. multinationals’ earnings.
Oil prices reversed a first-quarter decline in mid-March and ended the first half of 2015 at $60 per barrel, with trading range-bound.
Despite the positive impact of lower oil prices on consumer pocketbooks, spending remained sluggish.

8 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad- based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.91%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 9

After the strong performance of the municipal market in 2014, returns were relatively flat in the first half of 2015 due in large part to state and local government issuers refunding older and higher-cost outstanding debt. Although fiscally conservative states and local governments issued less new money debt during the first half, the refunding supply added significantly to overall municipal bond supply, which was up more than 40 percent from 2014. During the period, when municipal rates were volatile, short-term municipal bond rates rose approximately 15 to 20 basis points and longer-term rates, for 10- and 30-year issues, rose roughly 30 to 45 basis points.
Portfolio Strategy
We have been managing the portfolio with a bias toward medium- to longer-term, higher credit quality bonds. The Fund’s allocation to hospital, higher education, housing, and port bonds enhanced performance, while the Fund’s exposure to solid waste, mass transit, and water and sewer bonds detracted from relative performance.
The Fund’s hedging strategy for interest rates and duration1, which is partially implemented with Treasury futures, detracted from performance during the first quarter but enhanced relative performance in the second quarter as interest rates rose. The Fund’s underweight position in lower credit quality (BBB and high-yield) bonds detracted from relative performance.
The Fund has an overweight position in health care and we have been focusing on the higher-grade not-for-profit hospital systems that have substantial resources to weather the increasing government involvement in and regulation of health care. In June, the Supreme Court upheld nationwide health care subsidies for the Affordable Care Act, which should reduce uncertainty and could have positive implications for the industry. For higher education exposure, we are leaning toward larger institutions with stable endowments and enrollment levels.
As we have increased the Fund’s housing exposure, we’ve preferred established state housing programs that have a history of sound financial practices and a focus on low- and moderate-income families. The Fund has had a long-term underweight to traditional electric power utilities as alternative energy sources such as solar, wind, and geothermal have gained ground.
Outlook
Markets will remain volatile and laser-focused on global economic data releases for hints as to when the U.S. Federal Reserve will begin raising short-term rates. Concerns about the decline in liquidity across the fixed-income markets will further increase volatility as investors and portfolio managers look for non-cash (derivative) alternative tools for risk positioning. While the Federal Reserve would like to slowly begin raising rates in 2015, we would not be surprised if it held off until next year because of either conflicting data or global market events.
A small rate rise in late 2015 would not change our investment outlook. However, periods of de-risking in the face of expectations for higher rates could create very compressed periods of market stress. These could present attractive buying opportunities for portfolio managers in sectors and securities in which they have high conviction.
U.S. economic growth, as measured by GDP, will pick up strength in the second half, driven by improving home and auto sales, low energy prices, and an uptick in household spending, in our view. The latter will help offset any negative export drag resulting from the strong U.S.
______________________________
1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

10 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

The latter will help offset any negative export drag resulting from the strong U.S. dollar. We will be closely monitoring the employment picture.
The Calvert fixed-income team feels strongly that a disciplined approach to risk taking that integrates financial and targeted non-financial data into investment analysis will serve investors well, regardless of when we see higher rates. It will be increasingly important to understand that markets are changing the way they assess a company’s future valuation and capital costs. This will be driven not only by factors that impact the company’s own financial strength but also by the impacts a company’s business model and activities have on society as a whole.
Investment-grade corporate issuance is on pace to reach $1.3 trillion and surpass last year’s record issuance. Hedging-induced Treasury selling could further add to interest-rate market volatility for the remainder of 2015. As we get closer to a move by the Fed, the U.S. dollar most likely will continue to strengthen, even after its 7 percent appreciation versus the euro year-to-date.
Municipal market
In addition to municipalities having the opportunity to cut costs through refinancing, healthy increases in tax revenues have helped them recover from the recession. As rates increased in the second quarter, refunding supply began to slow, which should be supportive of investor demand for municipal bonds. Market volatility has been higher and may remain so.
Concerns regarding the Commonwealth of Puerto Rico and the State of Illinois continue to add to headline risk. While we currently do not have exposure to either issuer, we are monitoring events closely. We will look across the muni market for attractive opportunities to take advantage of any increased volatility.
July 2015

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 11

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	0.95%	$1,000.00	$995.40	$4.70
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.08	$4.76
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 97.7%
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	2,000,000	2,239,780

California - 6.3%
California GO Bonds:
5.00%, 10/1/34	1,000,000	1,137,120
Green Bonds, 3.75%, 10/1/37	1,200,000	1,191,708
4.00%, 3/1/45	1,750,000	1,766,730
California Infrastructure & Economic Development Bank Revenue Bonds, 5.00%, 10/1/34	2,500,000	2,888,200
California Pollution Control Financing Authority Revenue Bonds, 1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (r)	1,000,000	996,580
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	714,040
		8,694,378

Colorado - 1.7%
Board of Governors of Colorado State University System Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,180,940
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,205,310
		2,386,250

Connecticut - 4.7%
Connecticut GO Bonds, Green Bonds:
4.00%, 11/15/30	1,000,000	1,046,970
5.00%, 11/15/31	1,000,000	1,132,640
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,015,264
4.85%, 7/1/37	1,360,000	1,451,269
4.00%, 7/1/38	750,000	744,420
5.05%, 7/1/42	1,000,000	1,070,920
		6,461,483

Delaware - 0.3%
Sussex County Delaware Revenue VRDN, 0.55%, 11/1/27 (r)†	400,000	400,000

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
District of Columbia - 3.1%
District of Columbia GO Bonds, 5.00%, 6/1/27	1,000,000	1,191,210
Metropolitan Washington DC Airport Authority System Revenue Bonds:
5.00%, 10/1/25	1,750,000	1,890,455
5.00%, 10/1/27	1,000,000	1,129,600
		4,211,265

Florida - 8.1%
Alachua County Florida Health Facilities Authority Revenue Bonds, 4.00%, 12/1/44	400,000	371,240
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (unrefunded portion) (r)	2,060,000	2,166,708
5.625%, 11/15/37 (r)	1,080,000	1,236,308
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	1,000,000	1,081,350
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,410,900
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	525,000	525,047
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,365,926
		11,157,479

Georgia - 1.5%
Cobb County Georgia Development Authority Revenue Bonds, 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (r)	1,000,000	996,120
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,119,300
		2,115,420

Hawaii - 0.8%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,131,360

Idaho - 0.8%
Idaho Housing & Finance Association Revenue Bonds, 3.10%, 7/1/24	1,055,000	1,057,891

Illinois - 0.7%
Illinois Finance Authority Revenue VRDN, 0.37%, 6/1/26 (r)†	900,000	900,000

Indiana - 0.9%
Indiana Finance Authority Revenue Bonds, 5.00%, 2/1/31	1,130,000	1,239,791

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,140,060

14 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Kansas - 1.7%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,136,450
5.75%, 11/15/38	1,000,000	1,137,870
		2,274,320

Louisiana - 1.4%
Jefferson Parish Louisiana Industrial Development Board, Inc. Revenue VRDN, 0.40%, 6/1/24 (r)†	500,000	500,000
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,441,291
		1,941,291

Maine - 0.2%
City of Old Town Maine Solid Waste Disposal Revenue VRDN, 0.29%, 12/1/24 (r)†	300,000	300,000

Massachusetts - 5.4%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,130,050
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,046,080
Massachusetts HFA Revenue Bonds:
3.85%, 6/1/28	1,000,000	977,960
4.00%, 12/1/30	1,000,000	979,660
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,258,230
		7,391,980

Michigan - 0.4%
Caledonia Michigan Community Schools GO Bonds, 5.00%, 5/1/26	500,000	590,410

Mississippi - 1.6%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	399,116
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.35%, 10/1/17 (r)†	1,800,000	1,800,000
		2,199,116

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,694,385

New Jersey - 1.8%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	2,050,000	2,449,853

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
New Mexico - 3.2%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,393,476

New York - 6.6%
City of New York NY GO Bonds, Series G, 5.00%, 8/1/26	2,000,000	2,337,440
New York City Housing Development Corp. Revenue Bonds, 3.80%, 11/1/30	1,000,000	1,008,940
New York City Water & Sewer System Revenue Bonds, 5.00%, 6/15/39	1,000,000	1,118,050
New York Liberty Development Corp. Revenue Bonds, 5.25%, 10/1/35	1,500,000	1,728,930
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,147,920
5.00%, 3/15/37	1,430,000	1,517,873
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	204,994
		9,064,147

North Carolina - 3.8%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,134,630
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,117,989
		5,252,619

North Dakota - 0.4%
North Dakota Housing Finance Agency Revenue Bonds, 2.55%, 1/1/22	500,000	502,390

Ohio - 4.6%
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,669,525
Ohio State Revenue Bonds, 5.00%, 12/31/30	1,000,000	1,105,200
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	107,754
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,345,473
		6,227,952

Pennsylvania - 5.9%
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	249,742
Commonwealth Financing Authority Revenue Bonds, 5.00%, 6/1/34	1,000,000	1,087,160
Erie Pennsylvania Water Authority Revenue Bonds:
5.00%, 12/1/29	965,000	1,098,537
5.00%, 12/1/30	1,000,000	1,130,590
Luzerne County Pennsylvania GO Bonds, 5.00%, 11/15/29	550,000	601,194

16 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,231,320
Pennsylvania Economic Development Financing Authority Revenue Bonds:
2.625%, 11/1/21 (r)	500,000	501,675
5.00%, 12/31/25	1,000,000	1,146,000
		8,046,218

Rhode Island - 2.5%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,149,940
5.00%, 10/1/31	1,000,000	1,145,210
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,090,500
		3,385,650

Texas - 18.5%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,655,363
5.00%, 8/15/34	1,300,000	1,470,677
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,366,180
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	553,585
5.00%, 11/1/38	1,000,000	1,056,430
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,116,660
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	3,954,700
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,342,485
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	481,395
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,242,080
5.25%, 2/1/35	3,345,000	4,257,917
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,114,254
Texas Transportation Commission State Highway Fund Revenue Bonds, 4.375%, 4/1/25 (unrefunded portion)	710,000	730,704
		25,342,430

Vermont - 3.2%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23 (Prerefunded 10/1/15 @ 100)	1,000,000	1,012,030
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,047,980

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,146,740
4.50%, 7/15/26 (Prerefunded 7/15/17 @ 100)	1,000,000	1,075,540
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	45,000	45,248
		4,327,538

Virgin Islands - 0.2%
Virgin Islands Public Finance Authority Revenue Bonds, 4.25%, 10/1/29	200,000	203,736

Virginia - 2.2%
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,963,516
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,074,020
		3,037,536

Washington - 1.6%
Washington Economic Development Finance Authority Revenue Bonds, 2.125%, 6/1/20 (e)(r)	1,000,000	1,008,610
Washington GO Bonds, 5.00%, 2/1/23	1,000,000	1,125,530
		2,134,140

Total Municipal Obligations (Cost $126,752,040)		133,894,344

TOTAL INVESTMENTS (Cost $126,752,040) - 97.7%		133,894,344
Other assets and liabilities, net - 2.3%		3,154,958
NET ASSETS - 100.0%		$137,049,302

NET ASSETS CONSIST OF:
Paid-in capital applicable to 8,724,935 Class A shares of beneficial interest,
unlimited number of no par value shares authorized	$176,149,744
Undistributed net investment income	81,608
Accumulated net realized gain (loss)	(46,457,269)
Net unrealized appreciation (depreciation)	7,275,219

NET ASSETS	$137,049,302

NET ASSET VALUE PER SHARE	$15.71

See notes to financial statements.

18 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
Ultra U.S. Treasury Bonds	5	9/15	$770,313	($8,250)
Sold:
5 Year U.S. Treasury Notes	(41)	9/15	($4,889,570)	$6,042
10 Year U.S. Treasury Notes	(37)	9/15	(4,668,359)	15,696
30 Year U.S. Treasury Bonds	(47)	9/15	(7,089,656)	119,427
Total Sold				$141,165

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on June 30, 2015.
†	The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
GO:	General Obligation
HFA:	Housing Finance Agency/Authority
IDA:	Industrial Development Agency/Authority
SO:	Special Obligation
VRDN:	Variable Rate Demand Notes
See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,510,536
Total investment income	2,510,536

Expenses:
Investment advisory fee	418,399
Administrative fees	39,672
Transfer agency fees and expenses	63,509
Distribution Plan expenses	62,760
Trustees’ fees and expenses	8,116
Accounting fees	14,608
Custodian fees	9,424
Professional fees	17,151
Registration fees	13,932
Reports to shareholders	11,418
Miscellaneous	3,971
Total expenses	662,960

NET INVESTMENT INCOME	1,847,576

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	972,199
Futures	(600,410)
371,789

Change in unrealized appreciation (depreciation) on:
Investments	(3,516,043)
Futures	553,157
(2,962,886)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,591,097)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($743,521)

See notes to financial statements.

20 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$1,847,576	$3,915,672
Net realized gain (loss)	371,789	(12,757,674)
Change in unrealized appreciation (depreciation)	(2,962,886)	19,148,923

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(743,521)	10,306,921

Distributions to shareholders from:
Net investment income	(1,841,387)	(4,251,297)
Total distributions	(1,841,387)	(4,251,297)

Capital share transactions:
Shares sold	5,064,337	8,547,297
Reinvestment of distributions	1,557,174	3,575,219
Redemption fees	—	110
Shares redeemed	(8,238,461)	(15,533,220)
Total capital share transactions	(1,616,950)	(3,410,594)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,201,858)	2,645,030

NET ASSETS
Beginning of period	141,251,160	138,606,130
End of period (including undistributed net investment income of $81,608 and $75,419, respectively)	$137,049,302	$141,251,160

CAPITAL SHARE ACTIVITY
Shares sold	317,394	540,685
Reinvestment of distributions	97,911	225,200
Shares redeemed	(519,490)	(979,864)
Total capital share activity	(104,185)	(213,979)

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Tax-Free Bond Fund (the “Fund”), a series of the Calvert Management Series (formerly known as Calvert Tax-Free Reserves), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two separate series. The operations of each series are accounted for separately. The Fund offers Class A shares, which are sold with a maximum front-end sales charge of 3.75%.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which

22 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 23

The following table summarizes the market value of the Fund’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$133,894,344	$—	$133,894,344
TOTAL	$—	$133,894,344	$—	$133,894,344
Other financial instruments**	$132,915	$—	$—	$132,915
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Fund invested in 5 Year and 10 Year U.S. Treasury Notes, and 30 year and Ultra U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	3
Futures contracts short	(128)
* Averages are based on activity levels during the six months ended June 30, 2015.

24 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.
Redemption Fees: Prior to February 2, 2015, the Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital and was intended to discourage market-timers by ensuring that short-term trading costs were borne by the investors making the transactions and not the shareholders already in the Fund.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the "Advisor") is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million,

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 25

and .40% on assets over $1 billion. Under the terms of the agreement, $67,863 was payable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee of $80,000, paid monthly. Under the terms of the agreement, $6,575 was payable at period end.
Calvert Investment Distributors, Inc., (“CID”) an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Class A of the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed an annual rate of .35% of average daily net assets. The amount actually paid is an annualized fee, payable monthly, of .09% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $10,179 was payable at period end.
CID received $11,827 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended June 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $9,397 for the period ended June 30, 2015. Under the terms of the agreement, $1,521 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,484,943 and $30,496,739, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended June 30, 2015, such purchases and sales transactions were $24,700,000 and $24,900,000, respectively. There were no gains or losses on such transactions.
CAPITAL LOSS CARRYFORWARD

Expiration Date
31-Dec-15	($4,279,054)
31-Dec-16	(565,078)
31-Dec-18	(6,629,505)

No Expiration Date
Short-term	($845,201)
Long-term	(34,930,087)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or

26 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$7,694,537
Unrealized (depreciation)	(491,962)
Net unrealized appreciation/(depreciation)	$7,202,575

Federal income tax cost of investments	$126,691,769
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2015.
For the six months ended June 30, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$3,982	1.382%	$238,931	January 2015
NOTE E — SUBSEQUENT EVENTS
Effective July 15, 2015, the Fund was renamed and additional share classes were opened. The Fund is now known as Calvert Tax-Free Responsible Impact Bond Fund and it offers Class C, I, and Y shares, in addition to Class A shares. Please see the Prospectus for additional information related to these and other changes.
In preparing the financial statements as of June 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 27

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014	DECEMBER 31, 2013
Net asset value, beginning	$16.00		$15.33	$16.54
Income from investment operations:
Net investment income	0.21		0.44	0.66
Net realized and unrealized gain (loss)	(0.29)		0.71	(1.34)
Total from investment operations	(0.08)		1.15	(0.68)
Distributions from:
Net investment income	(0.21)		(0.48)	(0.53)
Net realized gain	—		—	—
Total distributions	(0.21)		(0.48)	(0.53)
Total increase (decrease) in net asset value	(0.29)		0.67	(1.21)
Net asset value, ending	$15.71		$16.00	$15.33

Total return*	(0.52%)		7.54%	(4.17)%
Ratios to average net assets: A
Net investment income	2.65	% (a)	2.76%	4.12%
Total expenses	0.95	% (a)	0.91%	0.93%
Expenses before offsets	0.95	% (a)	0.91%	0.93%
Net expenses	0.95	% (a)	0.91%	0.93%
Portfolio turnover	19%		79%	32%
Net assets, ending (in thousands)	$137,049		$141,251	$138,606

	YEARS ENDED
CLASS A SHARES	DECEMBER 31, 2012	DECEMBER 31, 2011	DECEMBER 31, 2010
Net asset value, beginning	$15.86	$15.10	$15.62
Income from investment operations:
Net investment income	0.50	0.49	0.47
Net realized and unrealized gain (loss)	0.67	0.77	(0.48)
Total from investment operations	1.17	1.26	(0.01)
Distributions from:
Net investment income	(0.49)	(0.50)	(0.49)
Net realized gain	—	—	(0.02)
Total distributions	(0.49)	(0.50)	(0.51)
Total increase (decrease) in net asset value	0.68	0.76	(0.52)
Net asset value, ending	$16.54	$15.86	$15.10

Total return*	7.45%	8.54%	(0.13)%
Ratios to average net assets: A
Net investment income	3.09%	3.28%	3.02%
Total expenses	0.90%	0.91%	0.90%
Expenses before offsets	0.90%	0.91%	0.90%
Net expenses	0.90%	0.91%	0.90%
Portfolio turnover	35%	10%	37%
Net assets, ending (in thousands)	$173,179	$184,657	$202,093
See notes to financial highlights.

28 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.
See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 29

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

30 www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited)

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT TAX-FREE BOND FUND SEMI-ANNUAL REPORT (Unaudited) 31

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT TAX-FREE BOND FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Calvert Tax-Free Bond Fund(Tax-Free Responsible Impact Bond Fund)
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Unconstrained Bond Fund

Semi-Annual Report June 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President’s Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
14	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting
35	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.
With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

6 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager, and Head of Taxable Fixed Income
Performance
The Calvert Unconstrained Bond Fund (Class A shares at NAV) returned 2.38 percent for the six-month period ended June 30, 2015. The Fund outperformed its passive benchmark, the Barclays 1-3 Month U.S. Treasury Bill Index, which returned 0.01 percent for the period, and its Lipper Alternative Credit Focus Funds Average, which returned 0.62 percent.
Investment Process
The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions. It seeks to achieve its investment objective through a flexible investment process that allocates investments across global fixed-income markets and uses various investment strategies. The Fund is not constrained by portfolio management relative to an index.
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our longer-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and non-financial fundamental analysis into our evaluation process.

CALVERT UNCONSTRAINED BOND FUND
JUNE 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 6/30/15	SINCE INCEPTION 9/30/14
Class A	2.38%	2.36%
Class C	2.08%	1.85%
Class I	2.59%	2.73%
Class Y	2.54%	2.57%
Barclays 1-3 Month U.S. Treasury Bill Index	0.01%	0.01%
Lipper Alternative Credit Focus Funds Average	0.62%	-0.53%

ECONOMIC SECTORS		% OF TOTAL INVESTMENTS
Corporate		19.4%
Financial Institutions		4.6%
Industrial		14.2%
Utility		0.6%
Equity Securities		0.5%
Funds		0.8%
Closed-End Fund		0.6%
Exchange-Traded Funds		0.2%
Securitized		66.1%
Asset-Backed Securities		43.0%
Collateralized Mortgage Obligations		1.1%
Commercial Mortgage-Backed Securities		15.5%
Mortgage-Backed Pass-Through		6.5%
Short-Term Investments		13.2%
Treasury		—%
Total		100%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charges.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4 percent from 4.7 percent in the first quarter. Economists cited severe weather, disruption at West Coast ports, and residual seasonality as factors in the weak manufacturing output and a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $60 per barrel. The year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture is one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S.—the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January - pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3 percent for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. The U.S. 10-year Treasury note rose 16 basis points to end the period at 2.33 percent. The rise in interest rates was not in a straight line; 10-year rates rose as high as 2.49 percent and rallied as low as 1.64 percent during the period. Weak and uneven data releases, the Federal Reserve’s couched communications about its intent regarding raising rates, ECB easing, and a spike in the yield on 10-year German bonds, known as Bunds, were the main causes of volatility in U.S. interest rates.

CALVERT UNCONSTRAINED BOND FUND
JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX LOAD)
Since inception (9/30/2014)	-1.45%

CLASS C SHARES	(WITH MAX LOAD)
Since inception (9/30/2014)	0.85%

CLASS I SHARES
Since inception (9/30/2014)	2.73%

CLASS Y SHARES
Since inception (9/30/2014)	2.57%

SEC YIELD	30 DAYS ENDED
Class A	2.56%
Class C	1.94%
Class I	3.09%
Class Y	2.89%

At the time of writing of this commentary, the talk between Greece and its creditors had failed and Greece’s prime minister had called for a referendum. The initial market reaction has predictably been a flight to quality, lowering Treasury yields and widening spreads, but we continue to closely watch developments in the EU markets to capture any opportunities to add incremental risk-adjusted returns to the Fund.
Portfolio Strategy
We see the best opportunity in securitized assets given current valuations and our outlook for fundamental strength in the housing market and consumer balance sheets. Although we find recent strength in housing data surprising and we expect to see some seasonal correction in the fall, we believe overall, the year will end with strong gains.

8 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10 year records). The results shown are for Classes A, C, I, and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad-based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

$11,000
$10,500
$10,000
$9,500
$9,000
9/14
10/14
11/14
12/14
1/15
2/15
3/15
4/15
5/15
6/15
Calvert Unconstrained Bond Fund (A Share) - $9,852
Calvert Unconstrained Bond Fund (C Share) - $10,185
Calvert Unconstrained Bond Fund (I Share) - $10,273
Calvert Unconstrained Bond Fund (Y Share) - $10,257
Barclays 1-3 Month U.S. Treasury Bill Index - $10,001
Lipper Alternative Credit Focus Funds Average - $ 9,854

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions, or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 53.72%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

Given our outlook, we think the relative value in certain tranches of agency risk-sharing deals, single-family rental transactions, and selective residential nonperforming liquidation trusts are very attractive for risk-adjusted absolute return objectives.
For securitized debt, our analysis considers non-financial risk that could have an impact on the performance of the underlying collateral. Governance risk at the sponsor level is another consideration integral to our fundamental analysis. The U.S. Consumer Financial Protection Bureau has proven that it is willing to take action that changes the behavior of the originators of consumer lending. Action against a specific originator may imperil the health of the securitized assets that it has originated.
The financing of renewable energy is another area of focus for us. Both utility-scale renewable generation projects and rooftop solar projects currently provide attractive opportunities in both corporate and securitized debt.
We continue to tactically and prudently use our cash allocation to manage the Fund’s overall risk and volatility. Accordingly, at the end of last year the Fund held 5 percent cash and currently holds 11 percent. The allocation reflects our expectations about future absolute returns in the fixed-income markets.
The Fund’s hedging strategy, partially implemented with Treasury futures and used to manage interest-rate risk and yield curve position, helped performance during the period.
We have used and will continue to use exchange-traded funds to capture returns arising from dislocations in various asset classes. In addition, we have invested in closed-end funds to enhance returns without compromising liquidity. High-yield bank loan prices came under pressure as the market incorrectly punished the entire high-yield sector in response to the collapse of oil prices. Not only were the underlying bank loans trading at discounts but also the closed-end funds were trading at historically wide discounts. We took the opportunity to add exposure to high-yield bank loans through closed-end funds.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Global financial strain introduces questions about the timing of the Federal Reserve’s first rate hike. We remain in the camp of low rates for longer and any meaningful Fed rate increases not happening until late 2015 to the first part of 2016. The exact timing is not important, in our view, but we have been preparing for an eventual Fed move.
Valuations in many fixed-income sectors have been distorted by QE and low rates for the past six years. We have reduced our exposure to these more volatile markets because we think demand could shift and challenge market liquidity. However, similar to the taper tantrum in 2013, when rates rose in response to indications the Fed might begin winding down QE, a broad selloff could present attractive buying opportunities.

10 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

Portfolio positioning
While keeping the Fed in mind, we still find longer-dated securities expensive but are moving closer to a neutral position as yields rose in the second quarter. We think the yield curve should flatten and we remain underweight the front end of the yield curve and have been slightly increasing duration1 at the long end. Our expectation for a stronger dollar keeps our focus mostly within the U.S.
We continue to think more opportunities lie outside of the investment-grade corporate market. “High quality” has become a misnomer when considering other risks to spreads such as re-leveraging and other equity friendly activity. This is prevalent in the non-financial sectors and we do not find valuations compelling at this point in the cycle. High yield offers decent value but remains a bond picker’s market. We are cautious but see good value in B-rated and above credits.
Structured securities continue to provide the best opportunities for at least the next six months, in our view. Non-agency mortgage backed securities, asset-backed securities (ABS), and commercial-backed securities play a large role in our current goal of earning as much volatility-adjusted yield as possible. Many of these securities provide an attractive spread advantage over similar duration corporate securities. In addition, we like the prevalent monthly principal pay-down structure of the sector, which enhances overall portfolio liquidity.
Newer types of securitization have allowed us to better express our bullish views on residential housing and consumer balance sheets. For example, we have been invested in ABS deals backed by unsecured consumer loans. This has evolved to investing in loans related to household energy efficiency improvements. We expect more innovation in the renewables space and think that, as for other structured securities, the effort made to understand the complexity will provide alpha for our clients.
July 2015

______________________________

1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class A
Actual	1.10%	$1,000.00	$1,023.80	$5.52
Hypothetical (5% return per year before expenses)	1.10%	$1,000.00	$1,019.34	$5.51
Class C
Actual	1.85%	$1,000.00	$1,020.80	$9.27
Hypothetical (5% return per year before expenses)	1.85%	$1,000.00	$1,015.62	$9.25
Class I
Actual	0.65%	$1,000.00	$1,025.90	$3.27
Hypothetical (5% return per year before expenses)	0.65%	$1,000.00	$1,021.57	$3.26
Class Y
Actual	0.85%	$1,000.00	$1,025.40	$4.27
Hypothetical (5% return per year before expenses)	0.85%	$1,000.00	$1,020.58	$4.26
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

STATEMENT OF NET ASSETS
JUNE 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 48.9%
American Homes 4 Rent:
2.35%, 6/17/31 (e)(r)	150,000	147,125
3.50%, 6/17/31 (e)(r)	250,000	247,828
Apidos CLO, 5.827%, 7/18/27 (e)(r)	300,000	288,060
Applebee’s Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (e)	150,000	152,040
Bayview Opportunity Master Fund IIIa Trust, 3.844%, 11/28/29 (e)(r)	145,471	145,471
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	259,197	259,067
CAM Mortgage LLC, 4.75%, 7/15/64 (e)(r)	400,000	397,120
Capital Automotive REIT, 3.66%, 10/15/44 (e)	100,000	99,642
CarFinance Capital Auto Trust:
1.65%, 7/17/17 (e)	1,488	1,488
1.46%, 12/17/18 (e)	76,920	76,819
Carnow Auto Receivables Trust, 4.33%, 11/15/17 (e)	250,000	250,575
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	193,250	196,240
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	239,750	241,168
Countrywide Asset-Backed Certificates, 0.647%, 11/25/35 (e)(r)	76,926	76,012
Diamond Resorts Owner Trust, 1.95%, 1/20/25 (e)	38,678	38,302
Dryden 33 Senior Loan Fund, 3.925%, 7/15/26 (e)(r)	200,000	194,280
Flagship Credit Auto Trust:
1.32%, 4/16/18 (e)	18,813	18,829
4.42%, 12/16/19 (e)	115,000	118,367
GCAT LLC, 4.75%, 5/26/20 (e)(r)	150,000	148,425
GLC II Trust, 4.00%, 12/18/20 (e)	227,512	228,673
GLC Trust, 3.00%, 7/15/21 (e)	183,988	183,860
GMAT Trust:
3.721%, 2/25/44 (e)(r)	125,525	125,367
5.00%, 2/25/44 (e)(r)	200,000	199,553
HOA Funding LLC, 4.846%, 8/20/44 (e)	197,000	194,675
Invitation Homes Trust:
2.90%, 12/17/30 (e)(r)	100,000	98,702
3.885%, 6/17/32 (e)(r)	350,000	348,848
3.335%, 6/17/32 (e)(r)	100,000	97,349
Madison Park Funding Ltd., 3.729%, 7/21/27 (e)(r)	150,000	142,455
Navient Student Loan Trust, 1.687%, 7/25/52 (r)	100,000	92,113
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	200,000	198,597
OnDeck Asset Securitization Trust, 3.15%, 5/17/18 (e)	100,000	100,288
PennyMac LLC, 4.00%, 3/25/55 (e)(r)	220,434	220,231
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	100,000	99,700

14 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
RMAT LLC, 3.75%, 5/25/55 (e)(r)	291,370	289,184
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	245,160	242,943
Sierra Timeshare Receivables Funding LLC:
2.39%, 11/20/29 (e)	23,087	23,084
2.40%, 6/20/31 (e)	23,954	23,896
2.80%, 10/20/31 (e)	71,515	71,873
Skopos Auto Receivables Trust, 3.10%, 12/15/23 (e)	200,489	200,489
SLM Private Credit Student Loan Trust, 0.686%, 6/15/39 (r)	101,938	94,442
SolarCity LMC, 5.44%, 7/20/44 (e)	293,316	298,713
SpringCastle America Funding LLC, 5.59%, 10/25/33 (e)	100,000	101,120
Springleaf Funding Trust, 3.92%, 1/16/23 (e)	150,000	149,685
Stewart Park CLO Ltd., 3.724%, 4/15/26 (e)(r)	150,000	144,675
Truman Capital Mortgage Loan Trust:
3.125%, 4/25/53 (e)(r)	130,077	129,960
3.125%, 6/25/54 (e)(r)	82,163	82,095
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	192,288	192,327
VML LLC, 3.875%, 4/27/54 (e)(r)	171,844	172,115
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	124,382	124,852
VOLT XXVII LLC, 4.75%, 8/27/57 (e)(r)	199,968	199,728
VOLT XXX LLC, 3.625%, 10/25/57 (e)(r)	288,275	288,061
Wendys Funding LLC:
3.371%, 6/15/45 (e)	100,000	99,850
4.08%, 6/15/45 (e)	200,000	198,687

Total Asset-Backed Securities (Cost $8,556,947)		8,555,048

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 8.2%
CAM Mortgage Trust, 4.45%, 5/15/48 (e)(r)	91,912	92,041
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M1, 1.137%, 5/25/24 (r)	80,180	79,554
CAS 2014-C03 1M2, 3.187%, 7/25/24 (r)	450,000	417,764
CAS 2015-C02 1M2, 4.185%, 5/25/25 (r)	150,000	146,573
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2015-HQ2 B, 8.137%, 5/25/25 (r)	400,000	408,327
STACR 2015-DNA2 B, 7.737%, 12/25/27 (r)	100,000	101,610
LSTAR Securities Investment Trust, 2.184%, 5/1/20 (e)(r)	197,114	193,605

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,441,563)		1,439,474

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.7%
Bear Stearns Commercial Mortgage Securities Trust:
3.086%, 5/15/32 (e)(r)	100,000	99,843
5.844%, 6/11/40 (r)	178,053	178,909
BLCP Hotel Trust, 3.856%, 8/15/29 (e)(r)	150,000	149,960
Citigroup Commercial Mortgage Trust, 3.586%, 9/15/17 (e)(r)	200,000	196,329
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	78,879	78,850
Extended Stay America Trust, 3.902%, 12/5/31 (e)	155,000	156,485
Hilton USA Trust, 5.609%, 11/5/30 (e)(r)	200,000	202,704
Hyatt Hotel Portfolio Trust, 3.676%, 11/15/29 (e)(r)	100,000	96,568
LB-UBS Commercial Mortgage Trust, 5.341%, 9/15/39	19,585	19,574
Motel 6 Trust, 5.279%, 2/5/30 (e)	300,000	297,296
ORES NPL LLC, 6.00%, 3/27/24 (e)	200,000	200,000
Rialto Capital Management LLC, 2.85%, 5/15/24 (e)	20,198	20,206

Total Commercial Mortgage-Backed Securities (Cost $1,699,902)		1,696,724

CORPORATE BONDS - 15.7%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22 (e)	53,000	56,313
Ally Financial, Inc., 3.60%, 5/21/18	100,000	100,125
Antero Resources Corp., 6.00%, 12/1/20	100,000	100,500
Bank of America Corp., 3.95%, 4/21/25	300,000	288,957
Celanese US Holdings LLC, 5.875%, 6/15/21	100,000	107,000
Citigroup, Inc.:
5.90%, 2/15/23 (r)	40,000	39,400
4.40%, 6/10/25	200,000	199,255
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	39,865	42,057
Credit Acceptance Corp., 7.375%, 3/15/23 (e)	100,000	103,250
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.375%, 3/1/41	160,000	172,111
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	100,000	103,500
General Motors Co., 4.00%, 4/1/25	100,000	98,163
General Motors Financial Co., Inc., 4.00%, 1/15/25	100,000	98,123
Kinder Morgan, Inc., 5.05%, 2/15/46	120,000	104,054
Methanex Corp., 5.65%, 12/1/44	100,000	96,207
Michaels Stores, Inc., 5.875%, 12/15/20 (e)	100,000	104,750
Morgan Stanley, 3.95%, 4/23/27	100,000	94,289
Rite Aid Corp., 6.75%, 6/15/21	100,000	105,000
Sprint Corp., 7.625%, 2/15/25	50,000	47,125
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	100,000	101,500
Verizon Communications, Inc., 4.862%, 8/21/46	200,000	187,183

16 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Virgin Australia Trust:
7.125%, 10/23/18 (e)	72,163	74,024
6.00%, 4/23/22 (e)	31,108	32,234
Williams Co.’s. Inc., 5.75%, 6/24/44	50,000	46,399
Williams Partners LP, 3.60%, 3/15/22	100,000	97,095
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	150,000	147,375

Total Corporate Bonds (Cost $2,827,899)		2,745,989

FLOATING RATE LOANS(d) - 4.0%
Albertson’s Holdings LLC, 5.50%, 8/25/21	199,500	200,361
BJ’s Wholesale Club, Inc., 4.50%, 9/26/19	193,929	193,806
SUPERVALU, Inc., 4.50%, 3/21/19	198,221	198,537
Varsity Brands, Inc., 5.00%, 12/11/21	99,749	100,311

Total Floating Rate Loans (Cost $688,277)		693,015

EQUITY SECURITIES - 0.5%	SHARES
Independent Power and Renewable Electricity Producers - 0.1%
TerraForm Power, Inc., (Class A)*	500	18,990

Real Estate Investment Trusts - 0.4%
American Capital Agency Corp.	3,400	62,458

Total Equity Securities (Cost $88,114)		81,448

EXCHANGE-TRADED PRODUCTS - 0.3%
SPDR Barclays High Yield Bond ETF	1,100	42,273

Total Exchange-Traded Products (Cost $42,290)		42,273

CLOSED-END FUNDS - 0.6%
Blackstone / GSO Strategic Credit Fund	3,600	56,268
Eaton Vance Senior Floating-Rate Trust	1,798	24,722
Invesco Senior Income Trust	4,852	21,640

Total Closed-End Funds (Cost $105,640)		102,630

TIME DEPOSIT - 13.4%	PRINCIPAL AMOUNT ($)
State Street Bank Time Deposit, 0.088%, 7/1/15	2,345,212	2,345,212

Total Time Deposit (Cost $2,345,212)		2,345,212

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

OPTION PURCHASED - 0.0%	CONTRACTS	VALUE ($)
10 Year U.S. Treasury Note Futures Option Call, Strike Price, 128.50%, 7/24/15	2	375

Total Option Purchased (Cost $910)		375

TOTAL INVESTMENTS (Cost $17,796,754) - 101.3%		17,702,188
Other assets and liabilities, net - (1.3)%		(220,227)
NET ASSETS - 100.0%		$17,481,961

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 256,553 shares outstanding	$3,881,854
Class C: 40,698 shares outstanding	618,332
Class I: 686,591 shares outstanding	10,300,374
Class Y: 174,479 shares outstanding	2,627,635
Undistributed net investment income	5,018
Accumulated net realized gain (loss)	139,341
Net unrealized appreciation (depreciation)	(90,593)

NET ASSETS	$17,481,961

NET ASSET VALUE PER SHARE
Class A (based on net assets of $3,877,581)	$15.11
Class C (based on net assets of $615,612)	$15.13
Class I (based on net assets of $10,352,805)	$15.08
Class Y (based on net assets of $2,635,963)	$15.11

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	(7)	9/15	($1,532,563)	($1,777)
5 Year U.S. Treasury Notes	(19)	9/15	(2,265,898)	(2,672)
10 Year U.S. Treasury Notes	(12)	9/15	(1,514,063)	5,637
20 Year U.S. Treasury Bonds	(1)	9/15	(150,844)	2,037
Ultra U.S. Treasury Bonds	(1)	9/15	(154,063)	748
Total Sold				$3,973
See notes to financial statements.

18 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

*	Non-income producing security.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on June 30, 2015.

Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
LP:	Limited Partnership
REIT:	Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$10,120
Interest income	242,637
Total investment income	252,757

Expenses:
Investment advisory fee	23,046
Administrative fees	9,638
Transfer agency fees and expenses	6,702
Distribution Plan expenses:
Class A	1,768
Class C	587
Trustees’ fees and expenses	449
Accounting fees	6,599
Custodian fees	5,796
Professional fees	15,957
Registration fees	20,841
Reports to shareholders	8,182
Miscellaneous	1,698
Total expenses	101,263
Reimbursement from Advisor:
Class A	(9,195)
Class C	(734)
Class I	(37,178)
Class Y	(5,948)
Net expenses	48,208
NET INVESTMENT INCOME	204,549

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	138,273
Futures	(11,178)
127,095

Change in unrealized appreciation (depreciation) on:
Investments	(42,339)
Futures	16,507
(25,832)

NET REALIZED AND UNREALIZED GAIN (LOSS)	101,263

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$305,812

See notes to financial statements.

20 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	FROM INCEPTION SEPTEMBER 30, 2014 THROUGH DECEMBER 31, 2014
Operations:
Net investment income	$204,549	$51,611
Net realized gain (loss)	127,095	24,762
Change in unrealized appreciation (depreciation)	(25,832)	(64,761)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	305,812	11,612

Distributions to shareholders from:
Net investment income:
Class A shares	(19,272)	(885)
Class C shares	(1,174)	(6)
Class I shares	(159,166)	(47,694)
Class Y shares	(22,770)	(9)
Net realized gain:
Class A shares	—	(309)
Class C shares	—	(3)
Class I shares	—	(12,368)
Class Y shares	—	(2)
Total distributions	(202,382)	(61,276)

Capital share transactions:
Shares sold:
Class A shares	3,661,504	325,218
Class C shares	612,806	5,166
Class I shares	81,145	10,000,000
Class Y shares	2,626,387	18,000
Reinvestment of distributions:
Class A shares	18,314	1,194
Class C shares	1,164	8
Class I shares	159,166	60,063
Class Y shares	22,770	11
Shares redeemed:
Class A shares	(124,184)	(192)
Class C shares	(812)	—
Class Y shares	(39,533)	—
Total capital share transactions	7,018,727	10,409,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,122,157	10,359,804
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	FROM INCEPTION SEPTEMBER 30, 2014 THROUGH DECEMBER 31, 2014
Beginning of period	$10,359,804	—
End of period (including undistributed net investment income of $5,018 and $2,851, respectively)	$17,481,961	$10,359,804

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	241,721	21,733
Class C shares	40,328	347
Class I shares	5,357	666,667
Class Y shares	174,383	1,207
Reinvestment of distributions:
Class A shares	1,210	80
Class C shares	77	—*
Class I shares	10,544	4,023
Class Y shares	1,503	—*
Shares redeemed:
Class A shares	(8,178)	(13)
Class C shares	(54)	—
Class Y shares	(2,614)	—
Total capital share activity	464,277	694,044

* Amount is less than 1 share. See notes to financial statements.

22 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Unconstrained Bond Fund (the “Fund”), a series of Calvert Management Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Management Series is comprised of two separate series. The operations of each series are accounted for separately. The Fund, which commenced operations on September 30, 2014, offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Equity securities for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.
Exchange-traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Options are valued at their closing price on the exchange on which they are traded and are categorized as Level 1 in the hierarchy.

24 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

The following table summarizes the market value of the Fund’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$8,555,048	$—	$8,555,048
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	1,439,474	—	1,439,474
Commercial Mortgage-Backed Securities	—	1,696,724	—	1,696,724
Corporate Bonds	—	2,745,989	—	2,745,989
Floating Rate Loans	—	693,015	—	693,015
Equity Securities	81,448	—	—	81,448
Exchange-Traded Products	42,273	—	—	42,273
Closed-End Funds	102,630	—	—	102,630
Time Deposit	—	2,345,212	—	2,345,212
Option Purchased	375	—	—	375
TOTAL	$226,726	$17,475,462	$—	$17,702,188
Other financial instruments**	$3,973	$—	$—	$3,973
* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is

26 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the six months ended June 30, 2015, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Note futures and 20 year and Ultra U.S. Treasury Bonds futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	—
Futures contracts short	(30)
Investments^	1
* Averages are based on activity levels during the period ended June 30, 2015.
^ Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in Statement of Operations.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund’s average daily net assets. At period end, $12,575 was payable to the Advisor.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2016. The contractual expense cap is 1.10%, 1.85%, .65%, and .85% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% for Class A, C, and Y shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $2,414 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,137 was payable at period end.
CID received $1,905 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended June 30, 2015.

28 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $149 for the period ended June 30, 2015. Under the terms of the agreement, $47 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $16,056,450 and $10,064,951, respectively. U.S. government security purchases and sales were $4,832,954 and $4,903,438, respectively.
The Fund intends to elect to defer net capital losses of $13,344 incurred from November 1, 2014 through December 31, 2014 and treat them as arising in the calendar year ending December 31, 2015.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$53,277
Unrealized (depreciation)	(147,870)
Net unrealized appreciation/(depreciation)	($94,593)

Federal income tax cost of investments	$17,796,781
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 # (z)
Net asset value, beginning	$14.93		$15.00
Income from investment operations:
Net investment income	0.20		0.08
Net realized and unrealized gain (loss)	0.15		(0.08)
Total from investment operations	0.35		—
Distributions from:
Net investment income	(0.17)		(0.05)
Net realized gain	—		(0.02)
Total distributions	(0.17)		(0.07)
Total increase (decrease) in net asset value	0.18		(0.07)
Net asset value, ending	$15.11		$14.93

Total return*	2.38%		(0.02%)
Ratios to average net assets: A
Net investment income	2.78	% (a)	2.42	% (a)
Total expenses	2.40	% (a)	53.67	% (a)
Expenses before offsets	1.10	% (a)	1.10	% (a)
Net expenses	1.10	% (a)	1.10	% (a)
Portfolio turnover	123%		114%
Net assets, ending (in thousands)	$3,878		$326

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

30 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 # (z)
Net asset value, beginning	$14.93		$15.00
Income from investment operations:
Net investment income	0.15		0.04
Net realized and unrealized gain (loss)	0.16		(0.07)
Total from investment operations	0.31		(0.03)
Distributions from:
Net investment income	(0.11)		(0.02)
Net realized gain	—		(0.02)
Total distributions	(0.11)		(0.04)
Total increase (decrease) in net asset value	0.20		(0.07)
Net asset value, ending	$15.13		$14.93

Total return*	2.08%		(0.22%)
Ratios to average net assets: A
Net investment income	2.08	% (a)	1.11	% (a)
Total expenses	3.10	% (a)	2,859.43	% (a)
Expenses before offsets	1.85	% (a)	1.85	% (a)
Net expenses	1.85	% (a)	1.85	% (a)
Portfolio turnover	123%		114%
Net assets, ending (in thousands)	$616		$5

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 31

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 # (z)
Net asset value, beginning	$14.93		$15.00
Income from investment operations:
Net investment income	0.24		0.08
Net realized and unrealized gain (loss)	0.15		(0.06)
Total from investment operations	0.39		0.02
Distributions from:
Net investment income	(0.24)		(0.07)
Net realized gain	—		(0.02)
Total distributions	(0.24)		(0.09)
Total increase (decrease) in net asset value	0.15		(0.07)
Net asset value, ending	$15.08		$14.93

Total return*	2.59%		0.13%
Ratios to average net assets: A
Net investment income	3.18	% (a)	2.01	% (a)
Total expenses	1.39	% (a)	2.72	% (a)
Expenses before offsets	0.65	% (a)	0.65	% (a)
Net expenses	0.65	% (a)	0.65	% (a)
Portfolio turnover	123%		114%
Net assets, ending (in thousands)	$10,353		$10,011

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

32 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 # (z)
Net asset value, beginning	$14.92		$15.00
Income from investment operations:
Net investment income	0.22		0.07
Net realized and unrealized gain (loss)	0.16		(0.07)
Total from investment operations	0.38		—
Distributions from:
Net investment income	(0.19)		(0.06)
Net realized gain	—		(0.02)
Total distributions	(0.19)		(0.08)
Total increase (decrease) in net asset value	0.19		(0.08)
Net asset value, ending	$15.11		$14.92

Total return*	2.54%		0.02%
Ratios to average net assets: A
Net investment income	3.03	% (a)	1.92	% (a)
Total expenses	1.63	% (a)	3,985.33	% (a)
Expenses before offsets	0.85	% (a)	0.85	% (a)
Net expenses	0.85	% (a)	0.85	% (a)
Portfolio turnover	123%		114%
Net assets, ending (in thousands)	$2,636		$18

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
#    From September 30, 2014 inception.
See notes to financial statements.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

34 www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT UNCONSTRAINED BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT UNCONSTRAINED BOND FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: August 31, 2015